                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549


                       ---------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
             (AMENDMENT NO. 2 TO FORM 8-K FILED FEBRUARY 10, 1997)
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  February 4, 1997
                       ---------------------------------
                       (Date of earliest event reported)


                           PRIMEX TECHNOLOGIES, INC.
             -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Virginia                      0-28942               06-1458069
-----------------------     ------------          ------------------------------

(State or Other             (Commission            (IRS Employer
Jurisdiction of                 File              Identification
Organization)                 Number)                 Number)


          10101 Ninth Street North
          St. Petersburg, Florida                       33716-3807
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


                                (813) 578-8100
        ---------------------------------------------------------------
             (Registrant's telephone number, including area code)

                                Not Applicable
        ---------------------------------------------------------------
            (Former Name or Address, If Changed Since Last Report)
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     Item 4.   Changes in Registrant's Certifying Accountant


               On February 4, 1997, Primex Technologies, Inc. ("Primex"), based on the recommendation of the Audit Committee of the Primex Board of Directors, retained Ernst & Young LLP ("Ernst & Young") to serve as independent accountants for Primex and its subsidiaries for periods ending after December 31, 1996. All further responsibilities of KPMG Peat Marwick LLP ("Peat Marwick") have been terminated upon completion by Peat Marwick of the audit of Primex's financial statements for the year ended December 31, 1996.

               No Peat Marwick report on the financial statements of Primex for the past two years contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim period, there has been no disagreement between Primex and Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

               During the two most recent fiscal years and the subsequent interim period prior to engaging Ernst & Young, Primex (or someone on its behalf) did not consult Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Primex's financial statements.

               Primex has provided Peat Marwick with a copy of the disclosures set forth in this Form 8-K/A and has requested that Peat Marwick furnish Primex with a letter addressed to the United States Securities and Exchange Commission (the "SEC") stating whether Peat Marwick agrees with the above statements. A copy of the letter from Peat Marwick to the SEC dated June 23, 1997 is filed as an Exhibit 16 to this Form 8-K/A.
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Item 7.  Financial Statements and Exhibits

     c.  Exhibits

         Ex - 16 Letter from KPMG Peat Marwick LLP dated June 23, 1997 agreeing with the statements made with respect to it in Item 4.


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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PRIMEX TECHNOLOGIES, INC.

                                    by
                                         /s/ George H. Pain
                                       --------------------------------------
                                                  George H. Pain
                                              Vice President, General
                                               Counsel and Secretary


     Date:  June 26, 1997
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                                 Exhibit Index


Exhibit No.                    Exhibit                          Page No.
-------------       -----------------------------------         --------

    16              Letter from KPMG Peat Marwick                   6
                    LLP dated June 23, 1997 agreeing with
                    the statements made with respect to it
                    in Item 4.